Commitments and Contingent Liabilities (Details) $ in Thousands, ₪ in Millions	6 Months Ended
	Jun. 30, 2022 USD ($)	Jun. 30, 2021 USD ($)	Jun. 30, 2022 ILS (₪)
Commitments And Contingent Liabilities Abstract
Lines of credit maximum borrowings (in New Shekels) | ₪			₪ 6
Interest rate, description	This line of credit is unsecured and available provided that the Company maintains a 30% ratio of total tangible shareholders’ equity to total tangible assets and that the total credit use will be less than 70% of the Company’s and its subsidiaries’ receivables. Interest rates under this credit line varied from (i) 0.3% to (ii) Prime (Israel Interbank Offered Rate) + 0.7% (2.95% as of June 30, 2022).
Purchase commitments	$ 113,000
Royalties percentage	2.50%
Maximum amount of royalties payment	$ 625
Royalty expense	312	$ 312
Actual guaranteed rent	$ 2,809